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                                                                    EXHIBIT 10.1

                               FIRST AMENDMENT TO
               AMENDED AND RESTATED 1997 EQUITY PARTICIPATION PLAN
                             OF OWENS-ILLINOIS, INC.

     THIS FIRST AMENDMENT TO THE AMENDED AND RESTATED 1997 EQUITY PARTICIPATION PLAN OF OWENS-ILLINOIS, INC., dated as of May 8, 2002, is made and adopted by OWENS-ILLINOIS, INC., a Delaware corporation (the "Company"). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the 1997 Plan (as defined below).

                                    RECITALS

     WHEREAS, the Company maintains the Amended and Restated 1997 Equity Participation Plan of Owens-Illinois, Inc (the "1997 Plan");

     WHEREAS, the Company desires to amend the 1997 Plan to increase the number of shares of common stock of the Company subject thereto, to allow the Compensation Committee (the "Committee") of the Board of Directors of the Company to permit non-qualified stock options granted under the 1997 Plan to be transferable by gift to charities, and to make such other changes as are specified herein;

     WHEREAS, pursuant to Section 10.2 of the 1997 Plan, the 1997 Plan may be amended by the Compensation Committee (the "Committee") of the Board of Directors of the Company;

     WHEREAS, this First Amendment was duly adopted by a resolution of the Committee dated as of March 25, 2002, subject to approval thereof by the Company's stockholders; and

     WHEREAS, this First Amendment was approved by the stockholders of the Company on May 8, 2002.

     NOW, THEREFORE, in consideration of the foregoing, the Company hereby amends the 1997 Plan as follows:

     1. Section 1.31 of the 1997 Plan is hereby deleted in its entirety and replaced with the following:

     "SECTION 1.31 - TRANSFERABLE OPTION

               'Transferable Option' means a Non-Qualified Option which by its terms, as determined by the Committee and set forth in the applicable Option Agreement (or an amendment thereto), may be transferred by the Optionee, in writing and with written notice thereof to the Committee, by gift, without the receipt of any consideration, (i) to such Optionee's spouse; (ii) to any child or more remote lineal descendant of such Optionee or to the spouse of any such child

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     or more remote lineal descendant; or (iii) to any trust, custodianship, or other similar fiduciary relationship maintained for the benefit of the Optionee and/or any one or more of such persons listed in (i) or (ii) herein; (iv) to any limited liability company or partnership, all of whose members or partners consist of the Optionee and/or any one or more of such persons listed in (i), (ii) or (iii) herein; or (v) to any non-profit organization or charitable trust, contributions to which qualify for an income tax deduction under Section 170(c) of the Code, but is otherwise nontransferable except by will or the applicable laws of descent and distribution."

     2. Section 2.1(a) of the 1997 Plan is hereby amended by deleting the second sentence of such Section in its entirety and replacing it with the following sentence:

     "The aggregate number of such shares which may be issued upon exercise of such Options or the vesting of Phantom Stock Units or upon any such awards of Restricted Stock shall not exceed 16,000,000."

     3. Section 3.3(b) of the 1997 Plan is hereby deleted in its entirety and replaced with the following:

          "(b) Upon the selection of a key Employee to be granted an Option, the Committee shall instruct the Secretary to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate."

     4. This First Amendment shall be and is hereby incorporated in and forms a part of the 1997 Plan.

     5. The foregoing amendment to Section 1.31 of the 1997 Plan shall be effective with respect to all future and existing Non-Qualified Options.

     6. This First Amendment constitutes a new plan for purposes of incentive stock options granted with respect to shares added to the 1997 Plan pursuant to this First Amendment and with respect to the stockholder approval requirements under the Internal Revenue Code of 1986, as amended.

     7. All other terms and provisions of the 1997 Plan shall remain unchanged except as specifically modified herein.

     8. The 1997 Plan, as amended by this First Amendment, is hereby ratified and confirmed.

                           [SIGNATURE PAGE TO FOLLOW]

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     I hereby certify that the foregoing Amendment was duly adopted by the
Compensation Committee of the Board of Directors of Owens-Illinois, Inc. on March 25, 2002.


                                         By:  /s/ James W. Baehren
                                            ----------------------------
                                         Name: James W. Baehren
                                         Title: Secretary


     I hereby certify that the foregoing Amendment was approved by the stockholders of Owens-Illinois, Inc. on May 8, 2002.


                                         By:  /s/ James W. Baehren
                                            ----------------------------
                                         Name: James W. Baehren
                                         Title: Secretary

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